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                                 ABN AMRO Funds

                    ABN AMRO/Veredus Aggressive Growth Fund

                              Classes N & I Shares

                        Supplement dated August 2, 2006
         to the Class N and Class I Prospectuses as dated March 1, 2006


This supplement provides new and additional information beyond that contained in each prospectus and should be retained and read in conjunction with each prospectus.


     On June 15, 2006, the ABN AMRO Funds' Board of Trustees approved the use of ReFlow Fund LLC ("ReFlow") for the ABN AMRO/Veredus Aggressive Growth Fund (the "Fund"). The Fund may participate in the program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales or when the shares have been outstanding for the holding limit of 28 days, whichever comes first. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

     The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.


                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH EACH PROSPECTUS FOR FUTURE REFERENCE.


        For more information, please call ABN AMRO Funds: 800 992-8151 or visit our Web site at www.abnamrofunds.com




                                                             ABN N&I supp ver806